Events After The Reporting Period	12 Months Ended
Dec. 31, 2017
Disclosure of events after reporting period [Abstract]
Events After The Reporting Period
EVENTS AFTER THE REPORTING PERIOD

On January 1, 2018, the Corporation acquired PAC Service S.p.A., a boxboard converter for the packaging, publishing, cosmetics and food industries and will be fully consolidated. The Corporation already had a 33.33% equity participation through its 57.8% equity ownership in Reno de Medici S.p.A., in the Boxboard Europe segment. The consideration for the acquisition of the remaining 66.67% shares consists of cash totaling €10 million ($15 million) and was deposited on December 19, 2017. Due to the limited period of time between the acquisition of PAC Service S.p.A and the publication of the audited consolidated financial statements of the Corporation, certain items required for the disclosure of asset acquisitions have not been provided, particularly the preliminary purchase price allocation. The Corporation is currently assessing the fair value of assets acquired and liabilities assumed and will publish the preliminary purchase price allocation in its 2018 first quarter unaudited condensed interim consolidated financial statements.

On January 31, 2018, the Corporation completed the sale of the building and land of its plant located in Maspeth, New York, for US$72 million ($90 million) of which US$68 million ($85 million) was received at closing and US$4 million ($5 million) is held in escrow. Release of the escrow is contingent upon certain conditions being met over the next three years. The Corporation will continue to use the facility until December 31, 2018, the date the plant is scheduled to close. The book value of $13 million of the building and land of the facility are classified as “Assets held for sale” on the consolidated balance sheet. The volumes will be progressively redeployed to other Cascades units over the course of the year.